Franklin Resources, Inc. First Quarter Results Greg Johnson Chairman and Chief Executive Officer Ken Lewis Chief Financial Officer January 27, 2017 Exhibit 99.2

Statements in this presentation regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this presentation, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate” or other similar words are forward-looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. While forward-looking statements are our best prediction at the time that they are made, you should not rely on them, and you are hereby cautioned against doing so. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. They are neither statements of historical fact nor guarantees or assurances of future performance. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and Franklin’s subsequent Quarterly Report on Form 10-Q: (1) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (2) the amount and mix of our assets under management (“AUM”) are subject to significant fluctuations; (3) we are subject to extensive, complex, overlapping and frequently changing rules, regulations and legal interpretations; (4) global regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our financial condition and results of operations; (5) failure to comply with the laws, rules or regulations in any of the jurisdictions in which we operate could result in substantial harm to our reputation and results of operations; (6) changes in tax laws or exposure to additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity; (7) any significant limitation, failure or security breach of our information and cyber security infrastructure, software applications, technology or other systems that are critical to our operations could disrupt our business and harm our operations and reputation; (8) our business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services, or the termination of investment management agreements representing a significant portion of our AUM, could have an adverse effect on our revenues and income; (9) we face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries; (10) we depend on key personnel and our financial performance could be negatively affected by the loss of their services; (11) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and income; (12) changes in the third-party distribution and sales channels on which we depend could reduce our income and hinder our growth; (13) our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and market-specific political, economic or other risks that may adversely impact our revenues and income generated overseas; (14) harm to our reputation or poor investment performance of our products could reduce the level of our AUM or affect our sales, and negatively impact our revenues and income; (15) our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation; (16) our ability to successfully manage and grow our business can be impeded by systems and other technological limitations; (17) our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm, or legal liability; (18) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with our business, could adversely impact our AUM, increase costs and negatively impact our profitability and/or our future financial results; (19) our ability to meet cash needs depends upon certain factors, including the market value of our assets, operating cash flows and our perceived creditworthiness; (20) we are dependent on the earnings of our subsidiaries. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The information in this presentation is provided solely in connection with this presentation, and is not directed toward existing or potential investment advisory clients or fund shareholders. Forward-Looking Statements 2

Commentary and Conference Call Details A written commentary on the results by Chairman and CEO Greg Johnson and CFO and Executive Vice President Ken Lewis will be available today at approximately 8:30 a.m. Eastern Time. Access to the written commentary and accompanying slides will be available via investors.franklinresources.com. Johnson and Lewis will also lead a live teleconference today at 11:00 a.m. Eastern Time to answer questions of a material nature. Access to the teleconference will be available via investors.franklinresources.com or by dialing (877) 407-8293 in the U.S. and Canada or (201) 689-8349 internationally. A replay of the teleconference can also be accessed by calling (877) 660-6853 in the U.S. and Canada or (201) 612-7415 internationally using access code 13652411, after 2:00 p.m. Eastern Time on January 27, 2017 through February 27, 2017. Analysts and investors are encouraged to review the Company’s recent filings with the U.S. Securities and Exchange Commission and to contact Investor Relations at (650) 312-4091 before the live teleconference for any clarifications or questions related to the earnings release or written commentary. 3

Highlights 4 INVESTMENT PERFORMANCE & FLOWS FINANCIAL RESULTS CAPITAL MANAGEMENT INVESTING IN FUTURE GROWTH Continued to build out product offerings under LibertyShares with the launch of two new actively managed ETFs The regular dividend increased 11% and was $0.20 per share, representing the 33rd consecutive annual increase Repurchased 7 million shares, more than offsetting the impact of year-end compensation related equity awards issued in the quarter Returned over $1.6 billion to shareholders over the trailing 12 months Effective expense management resulted in increased operating income, to almost $600 million, and a higher operating margin of 37.6% Diluted earnings per share was $0.77 Relative investment performance significantly improved this quarter, with the majority of assets returning to the top two quartiles for all time periods, and the improvement in performance against benchmarks was even more pronounced Many of our key funds, including Franklin Income, Templeton Global Bond, Templeton Foreign, Templeton Asian Growth and Templeton Developing Markets Trust generated top decile relative performance against their peer groups for the 1-year period U.S. retail sales increased for the first time since the 2nd quarter of fiscal 2015 following improved relative performance in flagship funds

Investment Performance and Flows

5-Year 3-Year 10-Year Investment Performance 6 The peer group rankings are sourced from either Lipper, a Thomson Reuters Company or Morningstar, as the case may be, and are based on an absolute ranking of returns as of December 31, 2016. Lipper rankings for Franklin Templeton U.S.-registered long-term mutual funds are based on Class A shares and do not include sales charges. Franklin Templeton U.S.-registered long-term funds are compared against a universe of all share classes. Performance rankings for other share classes may differ. Morningstar rankings for Franklin Templeton cross-border long-term mutual funds are based on primary share classes and do not include sales charges. Performance rankings for other share classes may differ. Results may have been different if these or other factors had been considered. The figures in the table are based on data available from Lipper and Morningstar as of January 9, 2017 and are subject to revision. © 2017 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Performance quoted above represents past performance, which cannot predict or guarantee future results. All investments involve risks, including loss of principal. U.S.-Registered and Cross-Border Mutual Funds Percentage of Total Long-Term Assets ($472 billion) in the Top Two Peer Group Quartiles Equity & Hybrid - $275 billion Fixed Income - $197 billion 77% 67% 68% 82% 63% 66% 73% 69% 89%

Assets Under Management Overview 7 68% 14% 12% 4% 2% 41% 19% 39% 1% 782 737 740 736 723 764 743 732 733 720 12/15 3/16 6/16 9/16 12/16 (in US$ billions, for the three months ended)  Average AUM  Ending AUM Simple Monthly Average vs. End of Period As of December 31, 2016 Investment Objective Dec-16 Equity $ 298.3 Hybrid 138.3 Fixed Income 277.2 Cash Management 6.2 Total $ 720.0 Sales Region Dec-16 United States $ 491.0 Europe, the Middle East and Africa 100.5 Asia-Pacific 81.6 Canada 30.3 Latin America 16.6 Total $ 720.0

Long-Term Flows Long-Term Flows and Market Return Summary 8  Net Flows  Long-Term Sales  Long-Term Redemptions (in US$ billions, for the three months ended) Net Market Change and Other 1.9 (0.5) 4.5 18.9 1.1 12/15 3/16 6/16 9/16 12/16 33.1 23.2 22.7 22.7 24.5 (53.3) (47.2) (41.8) (44.6) (46.7) (8.9) (20.8) (15.0) (17.7) (14.4) 12/15 3/16 6/16 9/16 12/16

United States and International, Retail and Institutional Flows 9 (in US$ billions, for the three months ended) United States International  Retail Long-Term Sales  Retail Long-Term Redemptions  Institutional Long-Term Sales  Institutional Long-Term Redemptions Graphs do not include high net-worth client flows. 11.9 11.5 11.3 10.3 10.9 3.4 2.5 2.0 2.0 2.1 (29.5) (21.5) (20.9) (20.9) (25.9) (5.4) (5.7) (4.2) (5.6) (5.2) 12/15 3/16 6/16 9/16 12/16 7.2 5.5 6.5 7.7 8.5 10.2 3.4 2.6 2.5 2.1 (12.8) (12.2) (11.5) (11.5) (11.8) (5.3) (7.5) (4.8) (6.2) (3.3) 12/15 3/16 6/16 9/16 12/16

Flows by Investment Objective: Global / International Equity and Fixed Income 10 1. Sales and redemptions as a percentage of beginning assets under management are annualized. % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 11% 12% Redemptions 24% 21% % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 19% 16% Redemptions 35% 36% (in US$ billions, for the three months ended) Global / International Equity Global / International Fixed Income  Net Flows  Long-Term Sales  Long-Term Redemptions 6.6 5.4 5.0 4.9 5.9 (11.9) (11.5) (12.3) (13.2) (10.7) (2.3) (6.4) (7.4) (7.7) (2.9) 12/15 3/16 6/16 9/16 12/16 15.0 6.7 6.2 6.3 6.1 (18.4) (17.0) (12.6) (14.5) (14.2) (2.3) (9.1) (5.7) (7.5) (7.5) 12/15 3/16 6/16 9/16 12/16

Flows by Investment Objective: U.S. Equity and Hybrid 11 1. Sales and redemptions as a percentage of beginning assets under management are annualized. % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 14% 14% Redemptions 24% 29% % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 11% 12% Redemptions 20% 20% (in US$ billions, for the three months ended) U.S. Equity Hybrid 3.5 3.1 3.6 3.5 3.7 (7.0) (5.5) (5.2) (6.4) (7.5) 1.2 (2.2) (0.9) (2.1) (0.5) 12/15 3/16 6/16 9/16 12/16 4.0 3.9 3.6 2.8 4.0 (9.2) (6.8) (5.8) (5.0) (6.7) (3.7) (1.7) (0.6) (1.1) (1.2) 12/15 3/16 6/16 9/16 12/16  Net Flows  Long-Term Sales  Long-Term Redemptions

Flows by Investment Objective: Tax-Free and Taxable U.S. Fixed Income 12 1. Sales and redemptions as a percentage of beginning assets under management are annualized. % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 12% 12% Redemptions 12% 19% % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 16% 19% Redemptions 29% 29% (in US$ billions, for the three months ended) Tax-Free Fixed Income Taxable U.S. Fixed Income 1.7 2.2 2.4 2.6 2.2 (2.2) (2.3) (2.2) (2.1) (3.7) 0.3 0.6 0.9 1.1 (1.5) 12/15 3/16 6/16 9/16 12/16 2.3 1.9 1.9 2.6 2.6 (4.6) (4.1) (3.7) (3.4) (3.9) (2.1) (2.0) (1.3) (0.4) (0.8) 12/15 3/16 6/16 9/16 12/16  Net Flows  Long-Term Sales  Long-Term Redemptions

Financial Results

Quarterly Financial Highlights 14 1. Net income attributable to Franklin Resources, Inc.  Operating Income  Net Income1 (in US$ millions, except per share data, for the three months ended) Unaudited Operating and Net Income1 Diluted Earnings Per Share 654 537 595 579 587 448 360 446 472 440 12/15 3/16 6/16 9/16 12/16 $0.74 $0.61 $0.77 $0.82 $0.77 12/15 3/16 6/16 9/16 12/16

Operating Revenues 15 Unaudited (in US$ millions, for the three months ended) Dec-16 Sep-16 Dec-16 vs. Sep-16 Jun-16 Mar-16 Dec-15 Dec-16 vs. Dec-15 Investment management fees $ 1,063.2 $ 1,096.3 (3%) $ 1,093.5 $ 1,095.2 $ 1,186.7 (10%) Sales and distribution fees 419.3 440.8 (5%) 450.2 437.0 478.4 (12%) Shareholder servicing fees 56.6 58.4 (3%) 61.5 61.8 61.9 (9%) Other 21.7 16.3 33% 29.1 19.9 31.0 (30%) Total Operating Revenues $ 1,560.8 $ 1,611.8 (3%) $ 1,634.3 $ 1,613.9 $ 1,758.0 (11%)

Operating Expenses 16 Unaudited (in US$ millions, for the three months ended) Dec-16 Sep-16 Dec-16 vs. Sep-16 Jun-16 Mar-16 Dec-15 Dec-16 vs. Dec-15 Sales, distribution and marketing $ 520.0 $ 536.2 (3%) $ 553.4 $ 531.7 $ 588.6 (12%) Compensation and benefits 311.5 317.2 (2%) 326.9 374.3 342.5 (9%) Information systems and technology 51.7 56.0 (8%) 50.5 49.6 51.2 1% Occupancy 29.1 37.3 (22%) 33.1 33.0 30.7 (5%) General, administrative and other 61.6 85.7 (28%) 75.0 88.0 91.4 (33%) Total Operating Expenses $ 973.9 $ 1,032.4 (6%) $ 1,038.9 $ 1,076.6 $ 1,104.4 (12%)

Operating Leverage 17 Unaudited 1. Fiscal year-to-date operating income is annualized for CAGR calculation. CAGR is the compound average annual growth rate over the trailing 10-year period. 2,068 2,099 1,203 1,959 2,660 2,515 2,921 3,221 3,028 2,366 587 Fiscal Year Operating Income (in US$ millions) Average AUM: 2.2% CAGR Operating Income1: 1.3% CAGR Operating Margin (%) vs. Average AUM (in US$ billions for the fiscal year ended)  Operating Margin  Average AUM 582 605 442 571 694 706 808 888 870 749 723 33.3% 34.8% 28.7% 33.5% 37.3% 35.4% 36.6% 37.9% 38.1% 35.7% 37.6% 09/07 09/08 09/09 09/10 09/11 09/12 09/13 09/14 09/15 09/16 FYTD 12/16

16.0 34.2 (0.1) 2.0 (13.3) 23.9 (29.9) 32.8 28.6 61.4 18 1. Reflects the portion of noncontrolling interests, attributable to third-party investors, related to consolidated SIPs included in Other income. Dividend and interest income Equity method investments Available-for- sale investments Trading investments Interest expense Foreign exchange and other Consolidated sponsored investment products (SIPs) Total other income Noncontrolling interests1 Other income, net of noncontrolling interests Unaudited (in US$ millions, for the three months ended December 31, 2016) Other Income – U.S. GAAP

Capital Management

Strong Dividend Growth Increased Every Year Since 1981 20 Unaudited Compound Annual Growth of Regular Dividends Declared as of December 31, 2016  BEN  U.S. Asset Managers Average (ex-BEN)1 1. U.S. asset managers include AB, AMG, APAM, APO, ARES, BLK, BX, CG, CLMS, CNS, EV, FIG, FII, GBL, IVZ, JNS, KKR, LM, MN, OAK, OMAM, OZM, PZN, TROW, VRTS, WDR and WETF. Source: SNL Financial and Bloomberg 11% 19% 17% 15% -2% 6% 5% 6% 1-year 3-year 5-year 10-year

262 256 327 337 404 500 218 190 151 178 129 179 137 265 105 23 98 99 282 126 291 $0 $10 $20 $30 $40 $50 $60 12/166/1612/156/1512/146/1412/136/1312/126/1212/11  Share Repurchase Amount  BEN Average Price for the Period Special Cash Dividend Declared U.S. Asset Managers (ex- BEN)1: 2.5% Compound Annual Dilution Share Repurchases Accretive to Earnings per Share 21 1. U.S. asset managers include AB, AMG, APAM, APO, ARES, BLK, BX, CG, CLMS, CNS, EV, FIG, FII, GBL, IVZ, JNS, KKR, LM, MN, OAK, OMAM, OZM, PZN, TROW, VRTS, WDR and WETF. Source: Thomson Reuters and company reports.  BEN  U.S. Asset Managers Average (ex-BEN)1 Unaudited Change in Ending Shares Outstanding Share Repurchases (US$ millions) vs. Average BEN Price BEN: 2.7% Compound Annual Accretion Special Cash Dividends per Share Declared: Dec-14: $0.50 Nov-12: $1.00 Dec-11: $0.67 Dec-09: $1.00 -20% -15% -10% -5% 0% 5% 10% 15% 20% 12/11 6/12 12/12 6/13 12/13 6/14 12/14 6/15 12/15 6/16 12/16

Return of Capital Distributing U.S. Free Cash Flow Unaudited Trailing 12 Months Share Repurchases and Dividends1 (US$ millions and percentage of net income)  Dividends  Share Repurchases 22 1. The chart above illustrates the amount of share repurchases and dividends over the trailing 12 months, for the period ended. Dividend payout is calculated as dividend amount declared divided by net income attributable to Franklin Resources, Inc. for the trailing 12-month period. Repurchase payout is calculated as stock repurchase amount divided by net income attributable to Franklin Resources, Inc. for the trailing 12-month period. 20% 24% 25% 24% 25% 68% 87% 97% 77% 69% $1,696 $1,856 $1,977 $1,745 $1,608 12/15 3/16 6/16 9/16 12/16

Appendix

Strong Balance Sheet Unaudited Net Cash and Investments1 (US$ billions) 24 1. Net cash and investments consists of Franklin Resources, Inc. cash and investments (including only direct investments in consolidated SIPs), net of debt and deposits.  U.S. Net Cash and Investments  Non-U.S. Net Cash and Investments 0.8 1.8 1.7 1.2 9.7 6.5 7.4 7.9 8.5 7.3 9.2 9.6 9.7 9.7 FYE-9/13 FYE-9/14 FYE-9/15 FYE-9/16 12/16

Sales and Distribution Summary This table summarizes the asset- and sales- based distribution fees, net of expense. • Asset-based expenses are generally not directly correlated with asset-based revenue due to international fee structures which provide for recovery of certain distribution costs through investment management fees. • Sales-based expenses are determined as a percentage of sales and are incurred from the same commissionable sales transactions that generate sales fee revenues. • Deferred sales commissions, which are related to up-front commissions on shares sold without a front-end sales charge, are amortized over the periods in which commissions are generally recovered from distribution fee revenues (and to a lesser extent, from contingent deferred sales charges received from shareholders of the funds upon redemption of their shares). 25 Unaudited (in US$ millions, for the three months ended) • Sales and distribution fees, net increased this quarter primarily as a result of accounting adjustments in the prior quarter Dec-16 Sep-16 Change % Change Asset-based fees $ 338.3 $ 347.8 (9.5) (3%) Asset-based expenses (431.8) (438.2) 6.4 (1%) Asset-based fees, net $ (93.5) $ (90.4) $ (3.1) 3% Sales-based fees 78.8 90.7 (11.9) (13%) Contingent sales charges 2.2 2.3 (0.1) (4%) Sales-based expenses (71.1) (80.6) 9.5 (12%) Sales-based fees, net $ 9.9 $ 12.4 $ (2.5) (20%) Amortization of deferred sales commissions (17.1) (17.4) 0.3 (2%) Sales and Distribution Fees, Net $ (100.7) $ (95.4) $ (5.3) 6%

Consolidated SIPs Related Adjustments 26 Unaudited (in US$ millions, for the three months ended) This table summarizes the impact of consolidating SIPs on the Company’s reported U.S. GAAP financial results. Dec-16 Operating Revenues $ 12.9 Operating Expenses 5.5 Operating Income 7.4 Investment Income (10.1) Interest Expense (0.8) Consolidated SIPs (29.9) Other Income (40.8) Net Income (33.4) Less: net income attributable to noncontrolling interests (22.1) Net Income Attributable to Franklin Resources, Inc. $ (11.3)